SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

[X] Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Information Statement

Lion Capital Holdings, Inc.

Commission File Number: 000-26235

Payment of Filing Fee (Check the appropriate box):

[  ]

No fee required

[x]

Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

(1) Title of each class of securities to which investment applies:  Common stock

(2) Aggregate number of securities to which investment applies: 136,010,794

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 457(f)(2), the filing fee is based on the transaction value of US$_______, which is the book value of the target as of September 30, 2004 which is anticipated to be acquired by means of a share exchange, times the fee rate multiplier.  Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by ______.

(4) Proposed Lion Capital Holdings aggregate value of transaction: $_____  as reported on December 30, 2004 as reported on XE.com).

(5) Total fee paid:  $_____

Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Lion Capital Holdings, Inc.

6836 Bee Caves Road, Suite 242

Austin, Texas 78746

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

We are writing to advise you that Lion Capital Holdings, Inc., a Delaware corporation, has entered into Share Exchange Agreement ("Share Exchange" or "Share Exchange Agreement") with Bestip Development International Limited, ("Bestip") a privately held British Virgin Islands corporation based in Hong Kong, and with its 100% shareholders, to acquire Bestip as our wholly-owned subsidiary.  After the acquisition is concluded, we will change our corporate name to "Sun Motor International, Inc."

Pursuant to the terms of the Agreement, we will also effect a reverse split of our issued and outstanding common stock on a 27 to 1 basis as described in this Information Statement.  Our purpose in effecting a reverse split of our outstanding shares of common stock is to comply with the terms of the Share Exchange Agreement.

The increase in authorized common stock, reverse split, spin off or dividend pro rata of shares of Austin Cable & Wire Inc. and name change will not be effective until we amend our Certificate of Incorporation by filing a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. We intend to file the Certificates of Amendment twenty days after this information statement is first mailed to our shareholders.

The Share Exchange Agreement, reverse split and name change were approved on December 10, 2004, by unanimous approval of our Board of Directors.  In addition, Timothy T. Page, our majority shareholder, approved the Share Exchange Agreement, reverse split and the name change by written consent in lieu of a meeting on December 10, 2004, in accordance with the relevant sections of the Delaware Corporation Code.

Our purpose in entering into the Share Exchange, effecting the reverse split, increasing our authorized common stock and changing our name to "Sun Motor International, Inc." is to allow us to comply with the terms of an agreement we entered into with Bestip to acquire and operate Bestip as our wholly-owned subsidiary.  We believe that the acquisition of Bestip will increase our profitability and the total value of the corporation to our investors.

No action is required by you.  The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended.  This information statement is being mailed to you on or about December ___, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  COMPLETION OF THE SHARE EXCHANGE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL BY BESTIP AND AN ASSUMPTION OF BESTIP 'S ASSETS, LIABILITIES AND OPERATIONS.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE, REVERSE SPLIT, THE SPIN OFF OF AUSTIN CABLE & WIRE, INC., BY A PRO RATA DIVIDEND TO ALL SHAREHOLDERS OF RECORD ON DECEMBER 10, 2004, AND THE NAME CHANGE.  THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

By order of the Board of Directors,

______________________________

Timothy T. Page

Austin, Texas

December 13, 2004

Lion Capital Holdings, Inc.
6836 Bee Caves Road, Suite 242

Austin, Texas 78746

a Delaware corporation

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholder, on December 10, 2004, in accordance with the relevant Sections of the Delaware Revised Statutes.  This action was taken by Timothy T. Page, our majority shareholder, who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about December 10, 2004 to shareholders of record on December 10, 2004.  The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE SHARE EXCHANGE, INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE.  THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE SHARE EXCHANGE, THE INCREASE IN AUTHORIZED COMMON STOCK, THE  REVERSE SPLIT AND THE NAME CHANGE AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

GENERAL

On December 10, 2004, our Board of Directors unanimously approved, subject to shareholder approval, entering into the Share Exchange Agreement with Bestip the spin off by pro rata dividend of the shares of Austin Cable & Wire, Inc. to our shareholders of record on December 10, 2004 and an amendment to our Certificate of Incorporation to change our corporate name to “Sun Motor International, Inc.”  On December 10, 2004, Timothy T. Page, a shareholder who owns in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the Agreement, the reverse split and the name change.  The full text of the proposed Share Exchange Agreement is attached hereto as Exhibit A and the full text of the Supplemental to the Share Exchange Agreement is attached hereto as Exhibit B.

PURPOSE OF SHARE EXCHANGE

Our Board of Directors believes it is desirable to enter into the Share Exchange and Reorganization Agreement with Bestip to acquire Bestip Development International Limited, a privately held Hong Kong corporation (“Bestip”) as our wholly-owned subsidiary.  We believe that the acquisition of Bestip will increase our profitability and the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF SHARE EXCHANGE; VOTE REQUIRED

Because the actions contemplated in the Share Exchange Agreement require approval by a majority of our shareholders, a shareholder vote is required by the Delaware Corporations Code.  The Delaware Corporations Code provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On December 10, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, and the dividend of shares of Austin Cable & Wires, Inc. there were 136,010,794 shares of common stock outstanding.  The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.  We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the reverse split and the name change.  Our Board, by its unanimous written consent, adopted resolutions approving the Share Exchange and the filing of the Certificate of Amendment to our Certificate of Incorporation to complete the transaction.  By action of written consent, dated December 10, 2004, Timothy T. Page, our majority shareholder, who owns 98,763,750 shares, or 72.62 % of the issued and outstanding shares of our common stock, approved the Share Exchange Agreement.

EFFECTIVE DATE OF SHARE EXCHANGE

The actions required by the terms of the Share Exchange will be given effect twenty days after this Information Statement is first mailed to shareholders.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION.

Our Board of Directors believes it is desirable to change the name of the Company to “Sun Motor International, Inc.," to comply with the terms of the Share Exchange Agreement.  Our purpose in changing our name reflects the fact that we entered into an agreement with Bestip Development International Limited, a British Virgin Islands corporation, ("Bestip") and its two shareholders who are 100% beneficial owner of Bestip, to acquire Bestip as our wholly-owned subsidiary.  We believe that this change to our Certificate of Incorporation that enable us to complete the acquisition of Bestip will increase our profitability and the total value of the corporation to our investors, though there is no guarantee that these actions will have that result.

PROCEDURE FOR APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK AND NAME CHANGE; VOTE REQUIRED

The action to change our corporate name requires amending our Certificate of Incorporation.   The Delaware Corporations Code requires that, in order for us to amend our Certificate of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote.  The Delaware Corporations Code also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

PURPOSE OF CHANGE IN EFFECTING THE REVERSE SPLIT

Our Board of Directors believes it is desirable to effect a 28.3356 to 1 reverse split of our common stock, of which we currently have 136,010,794 shares issued and outstanding, resulting in 4,800,000 shares issued and outstanding.  The terms of the Share Exchange Agreement also require that we issue 70,400,000 shares to the two principal shareholders of Bestip such that these shareholders become 88% holders of our outstanding common stock.  We believe that these changes to accommodate the terms of the Share Exchange Agreement and complete the acquisition of Bestip will increase our profitability and the total value of the corporation to our investors, though there is no guarantee that these actions will have that result.

PROCEDURE FOR APPROVAL OF THE REVERSE SPLIT; VOTE REQUIRED

In order to effect a reverse split of our outstanding common stock, the approval of a majority of the holders of our common stock is required.  The Delaware Corporations Code provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of the current common stock are advised to consult their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

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The reverse stock split will qualify as a recapitalization described in
Section 368(a)(1)(E) of the Code.

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No gain or loss will be recognized by the Company in connection with the reverse stock split.

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No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse split common stock.

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The aggregate basis of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.

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The holding period of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

SHAREHOLDER APPROVAL

On December 10, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, and the pro rata dividend of the shares of Austin Cable & Wire, Inc. there were 136,010,794 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

Thus, we needed the affirmative vote of at least a majority of the outstanding shares of our common stock, or 69,360,000 shares to approve the actions contemplated herein.  Our Board, by its unanimous written consent, adopted a resolution approving an amendment to our Certificate of Incorporation to effect the name change.  Our Board also approved giving effect to the reverse stock split.  By action of written consent, dated December 10, 2004, Timothy T. Page, our majority shareholder, who owns 98,763,750 shares, or 72.62 of the issued and outstanding shares of our common stock, approved the these actions, including approval of the Share Exchange Agreement, amending our Certificate of Incorporation to change our name and to approve the reverse split of our outstanding common stock.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Certificate of Incorporation will become effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment to our Certificate of Incorporation, attached hereto as Exhibit B.  We intend to file the Certificates of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF LION CAPITAL HOLDINGS, INC. STOCK

The changes described herein to the shares of common stock of Lion Capital Holdings, Inc. will be reflected in its stock records by book-entry in Lion Capital Holdings, Inc.’s records.  For those shareholders that hold physical certificates, please do not destroy or send to Lion Capital Holdings, Inc. your common stock certificates.  Those certificates will remain valid for the number of shares shown thereon, after giving effect to the reverse split and should be carefully preserved by you.

APPRAISAL RIGHTS

Under Delaware law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Delaware corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the certificate of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.  The Delaware Corporations Code does not provide for dissenters’ right of appraisal in connection with the name change, or the reverse split.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in  the Share Exchange, the  reverse split or the name change which is not shared by all other shareholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of December 10, 2004, except as noted in the footnotes below, by:

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Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

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Each of our executive officers; and

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Each of our directors.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 10, 2004, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Timothy T. Page	shares president, treasurer, director	72.62%
Common Stock	Jesus Aquirre	9,600,000 shares	7.06%
Common Stock	Martin Cantu	2,100,000 shares	1.54%
Common Stock	All directors and named executive officers as a group	100,863,750 shares	74.16%

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees.  Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you.  You should carefully read the entire Information Statement and the Appendices, as well as the information we incorporate by reference.

The Companies

Lion Capital Holdings, Inc., a Delaware corporation, (“Lion Capital Holdings”).  We were incorporated in the state of Delaware in 1999 and have one subsidiary Capital Cable and Wire, Inc. d/b/a/ Austin Cable and Wire which was incorporated in 1997 as a Texas corporation.  All of the operating assets and liabilities of the Company have been and are in the subsidiary which will be dividended to all shareholders of record on December 10, 2004, by a dividend of the subsidiary stock pro rata so that each shareholder of the Company will receive one share for each share of the Company’s common stock held of record on December 10, 2004.  As the distribution of the dividend shares requires that a registration statement be filed and become effective in order to effect the dividend the divided shares will be issued to a Trustee to hold until effectiveness of the registration statement.  No assurance can be given that the registration statement will be declared effective or if declared effective within what time.

Former Business.

However, upon recent analysis of operations to date, Lion Capital Holdings has decided to focus on evaluating other opportunities that may enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential.  Lion Capital Holdings’ shares currently are listed for quotation by NASDAQ Bulletin Board under the symbol "LCHI" and the closing price of its shares of common stock on December 2, 2004 was $ 0.015 per share.

Austin Cable by acquired by LCHI in 1999 through the sale of a controlling block of its stock, thus making Austin Cable a wholly-owned subsidiary of LCHI. Austin Cable is in the business of assembling copper and fiber optic specialty cables for distribution in the United States.

The Company produced specialty custom cable assemblies and harnesses for various industries.  A specialty custom cable or harness assembly is a copper or fiber optic cable with connectors terminated at one or both ends.  The specialty custom cable assembly industry is one that services and supplies a variety of other industries, which need wire harnesses and cable assemblies for their products.

In 1999, LCHI also acquired all but one share of TIC Cables Electronica Y Suministros, S.A. de C.V., incorporated in Mexico in 1989, thus making TIC a 99.99% -owned subsidiary of LCHI.  As Tic is engaged in the design and integration of systems of data and communications in Mexico, LCHI management believed the acquisition would provide strategic competitive advantages, which proved true throughout most of 2001.  However, in 2001, due to the lack of control over operations at TIC, the difficulty in the Mexican economy and excessive losses at TIC’s facilities in Mexico, LCHI’s Board of Directors, in a meeting held September 6, 2001, voted to abandon TIC operations. LCHI has divested itself o its interest tin TIC and is in the process of returning all TIC shares to it s president, Jesus Aguirre.  We have not legally transferred our ownership interest in TIC to Mr. Aguirre, and based on consultation with legal counsel, LCHI does not have any continuing or contingent liabilities related to TIC.

From its inception through mid 2003, the Company was engaged in the business of manufacturing both copper and fiber optic specialty custom cabling for the data and telecommunications industries. In addition to its one subsidiary, Capital Cable & Wire, Inc., the Company had not, however, been successful in closing any acquisitions.  AS such, management, together with the Company’s Board of Directors, decided to forgo all such acquisition activities and has corporately decided to shift its core business focus.  Upon closing the transaction under the Share Exchange Agreement, the Company will not longer be engaged in the business of manufacturing copper and fiber optic cables.  Capital Cable, d/b/a Austin Wire & Cable, will cease to operate as a subsidiary of Lion Capital Holdings, Inc., and will cease account for 100% of the Company’s interest in the custom cable industry.

Bestip Development International Limited (“Bestip”) a British Virgin Islands corporation.    Bestip Development International Limited is a Hong Kong based company incorporated in the British Virgin Islands, and engaged in the business of manufacturing and trading of electric motors for toys and electrical appliances.  Bestip is controlled by two shareholders.  A more detailed description of Bestip's operations is described in the sections entitled "Anticipated Operations Following the Share Exchange."

Bestip's Principal Shareholders.  The two owners of Bestip is Ever Top Financial Corporation and SAOF No. 3 Limited a company incorporated under the laws of the British Virgin Islands ("Bestip").   Ever Top Financial Corporation and SAOF No. 3 Limited own all the issued and outstanding shares of Bestip.  The officers, directors and 100% shareholders of Bestip are specified on the table below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Ever Top Financial Corporation	66,176,000 shares owned	94%
Common Stock	SAOF No. 3 Limited	4,224,000 No shares directly owned	6%
Common Stock	All directors and named executive officers as a group	70,400,000	100%

Two shareholders are the 100% owners of Bestip are Ever Top Financial Corporation and SAOF No. 3 Limited.

The authorized capital stock of Bestip consists of 100 shares of par value US $1.00 common stock, of which 100 such shares are issued and outstanding as of the date of this information statement.

Pursuant to the terms of the Agreement, we will acquire Bestip as our wholly-owned subsidiary through a share exchange transaction.  Following the Share Exchange, Lion Capital Holdings shall continue as the parent corporation of Bestip, but will take the name “Sun Motor International, Inc.” and Capital Cable and Wire, Inc. d/b/a Austin Cable & Wire will be "spun off" to the shareholders of record of the Company on December 1, 2004 by means of a pro rata dividend of its shares and will no longer be a subsidiary of the Company.

APPROVAL OF THIS SHARE EXCHANGE WILL RESULT IN A CHANGE IN OUR CONTROL TO CONTROL BY BESTIP ’S MANAGEMENT AND THE ASSUMPTION OF BESTIP 'S OPERATIONS AND LIABILITIES.

Preexisting Relationships

Bestip and Lion Capital Holdings did not have any preexisting relationship prior to entering into the Share Exchange Agreement.  To the best of our knowledge, none of Lion Capital Holdings’ shareholders hold shares of Bestip nor do any of the stockholders of Bestip hold shares of Lion Capital Holdings Technology.

Structure of the Share Exchange

At the effective time of the Share Exchange:

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Lion Capital Holdings will acquire Bestip as its wholly-owned subsidiary; and

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Lion Capital Holdings will issue 70,400,000 shares of its restricted common stock to the shareholders of Bestip in exchange for 100 % of the issued and outstanding shares of Bestip’s common stock.

As a result of the Share Exchange, Lion Capital Holdings shall be the parent corporation of Bestip, and own 100% of the outstanding shares of Bestip.  The shareholders of Bestip will become stockholders of Lion Capital Holdings, and will own approximately 88% of Lion Capital Holdings' issued and outstanding shares.  Lion Capital Holdings will also issue additional shares as described below.  The remaining stockholders of Lion Capital Holdings will own approximately 6.0 % of the issued and outstanding shares of Lion Capital Holdings common stock, based on 4,800,000 Lion Capital Holdings shares outstanding after the Share Exchange and subsequent issuances described below.

Pursuant to the terms of the Share Exchange Agreement, we have agreed to issue an additional 70,400,000 shares of our common stock as follows to conclude the transaction:  4,800,000 shares (or approximately 6%) to Orient Financial Services Limited.  Following the conclusion of the transaction described herein, we estimate that our significant shareholders will be as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Ever Top Financial Corporation	66,176,000 no shares directly owned, director	82.7%
Common Stock	SAOF No. 3 Limited	4,224,000 no shares directly owned, director	5.2%
Common Stock	Orient Financial Services Ltd.	4,800,000 shares	6%
Common Stock	Timothy T. Page 6836 Bee Caves Road, Suite 242 Austin, Texas 78746	3,485,501 shares	4.36%
Common Stock	All directors and named executive officers as a group	no shares directly owned	87.9%

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”) in regard to the shares we anticipate issuing pursuant to the Share Exchange.  We believe this offering qualifies as a “business combination” as defined by Rule 501(d).  Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506.  Bestip has represented to us that they have one stockholder, who has certified to Bestip that it is an ‘accredited investor’ as defined in Rule 501(a) of Regulation D.  Bestip also has represented to us that there has been no advertising or general solicitation in connection with this transaction.

Lion Capital Holdings’ Reasons for the Share Exchange

Lion Capital Holdings’ board of directors considered various factors in approving the Share Exchange and the Share Exchange Agreement, including:

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its inability to expand its current level of operations;

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the business operations and financial resources possessed by Bestip ;

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Bestip 's prospects for the future;

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the quality and experience of management services available and the depth of Bestip  management;

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Bestip ’s potential for growth or expansion;

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Bestip ’s profit potential; and

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an anticipated increase in stockholder value as a result of the Share Exchange.

Lion Capital Holdings’ board of directors considered various factors, but primarily that Lion Capital Holdings’ management has not been able to expand Lion Capital Holdings’ operations to profitability.  In considering the Share Exchange with Bestip, Lion Capital Holdings’ board of directors anticipated that this lack of profitability was likely to continue for the foreseeable future.  Given those circumstances, Lion Capital Holdings’ board decided that the best course of action for Lion Capital Holdings and its shareholders was to enter into and conclude the proposed Share Exchange and Reorganization with Bestip, after which Lion Capital Holdings’ management would resign.  In agreeing to the Share Exchange, Lion Capital Holdings’ board hoped that by relinquishing control to Bestip’s management and adopting Bestip’s assets and operations, that such a move would eventually add value to Lion Capital Holdings and the interests of its shareholders.  Lion Capital Holdings’ board of directors reached this conclusion after analyzing Bestip’s operations, intellectual property and managerial resources, which are described in more detail below. Lion Capital Holdings' board of directors believes that acquiring Bestip’s potential for profitable operations by means of the Share Exchange was the best opportunity to increase value to Lion Capital Holdings’ shareholders.  Lion Capital Holdings’ board of directors did not request a fairness opinion in connection with the Share Exchange.

Bestip’s Reasons for the Share Exchange

Bestip’s board of directors considered various factors in approving the Share Exchange and the Share Exchange Agreement, including:

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the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Lion Capital Holdings;

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the ability to use registered securities to make acquisition of assets or businesses;

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increased visibility in the financial community;

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enhanced access to the capital markets;

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improved transparency of operations; and

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perceived credibility and enhanced corporate image of being a publicly traded company.

Bestip’s board of directors did not request a fairness opinion in connection with the Share Exchange.

Risk Factors

This information statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may" or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

Risk related to the operations of Bestip:  (please provide)

The Share Exchange entails several risks, including:

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Upon completion of the Share Exchange, we will assume Bestip’s plan of operation, which may require substantial additional funds to fully implement.  Bestip’s management anticipates that after giving effect to the Share Exchange, substantial additional funds may be required to implement its business plan.  However, there can be no assurance that management will be successful in raising such additional capital.

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Our current stockholders will be diluted by the shares issued as part of the Share Exchange and may be diluted by future issuances of shares to satisfy our working capital needs.  We are issuing 70,400,000 shares of our common stock to the shareholders in Bestip as part of the Share Exchange.  The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our current stockholders to 6.0 % of the issued outstanding shares of our common stock.

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The market price of our common stock may decline as a result of the Share Exchange if the integration of the Lion Capital Holdings and Bestip businesses is unsuccessful.

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The stockholders of Bestip will own approximately 88 % of our common stock following completion of the Share Exchange, which will limit the ability of other stockholders to influence corporate matters.

Risks related to owning our common stock:

Bestip's two principal security holders, Ever Top Financial Corporation and SAOF No. 3 Limited, will together own approximately 88 % of our outstanding common stock at the conclusion of the Share Exchange, allowing these shareholders to control matters requiring approval of our shareholders.

Bestip's principal security holders will own approximately 88 % of our outstanding shares of common stock following the conclusion of the share exchange. Such concentrated control of the company may adversely affect the price of our common stock.  Bestip's principal security holders will control matters requiring approval by our security holders, including the election of directors. Such concentrated control may also make it difficult for our shareholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require shareholder approval. In addition, certain provisions of the Delaware Corporations Code could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us in the future.

Because our common stock will be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors in its common stock to sell their shares.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

Directors and Senior Management of Lion Capital Holdings Following the Share Exchange

Following completion of the Share Exchange, the board of directors of Lion Capital Holdings will resign and new appointees will consist of directors which will be designated by Bestip.  The management and directors are anticipated to include:

Shi Kai Biu [Simon], Chairman and Managing Director. Aged 50.  Mr. Shi is the founder of the Group. He has over 25 years experience in electrical products and micro motor industry. Mr. Shi was honored in 1993 for three awards, including Ten Outstanding Young Persons of Hong Kong, Young Industrialist Award of Hong Kong and the Governor’s Award for Industry. In 1995, Mr. Shi was also awarded as one of the world’s Ten Outstanding Young Person. Currently, Mr. Shi is president of Hong Kong Small and Medium Enterprises Association, president of China National Micro Motor Industry Association and vice chairman of Hong Kong Productivity Council – Hong Kong Automotive Industry Group.

Mr. Shi holds a diploma in electric engineering from Hong Kong Polytechnic University in 1977.  He is responsible for strategy planning and business development of the Group.

Shi Kai Bon Jeffrey, Director. Jeffrey Shi is the eldest son of Chairman.  He joined Sun Motor in July, 2001. Jeffrey has a bachelor degree in computing science from University of Monash in Australia. He is responsible for marketing and business development of the Group.

Ho Koon Lun, Vice General Manager of Production.  Mr. Ho worked in the fields of product design, QA, R&D and production management during the period of 1981 to 1987 in different major industrial enterprises in Hong Kong.  He joined Sun Motor in 1988 and now is in charge of Product development and production engineering.  He holds a Bachelor degree of Electrical Engineering from National Taiwan University

Genichro Ishiguro, Corporate Representative in Japan.  Mr. Genichro was one of the key sales management members for Komatsu Group in Japan.  He had extensive experience in international business and overseas sales.  He joined Sun Motor in 1996 and is responsible for all sales and marketing activities in Japan.

Hiroshi Tokoro, Manager of Quality Assurance.  From 1964 to 1967, Mr. Hiroshi worked in the marketing section of Japan Typewriter (Holding) Co Ltd.  From 1967 to 1999, Mr. Hiroshi was factory manager and quality assurance manager for Fuji Micro Corporation.  He joined Sun Motor in 1999 and is responsible for product quality assurance.

Ito Teruo, Manager of Research and Development.  From 1967 to 1969, Mr. Ito was in charge of R & D section of Katsuragawa Electric Co Ltd.  From 1967 to 1970, Mr. Ito was in charge of Car Stereo Mechanism Design for ALPS Electric Co Ltd.  From 1970 to 2003, Mr. Ito was in charge of the R & D section for Mitsumi electric Co Ltd.  He has extensive experience in motor deign and development.  He joined Sun Motor in 1999 and is responsible for DC Motor Research and Development.  He holds a Bachelor degree of Electronic Engineering from Yamagata University in Japan.

Bernard Lenormand. Manager of Research and Development.  Mr. Lenormand worked in Moulinex and Euromoteurs for product research and development during the period 1972 to 2004.  He joined Sun Motor in October 2004 and is responsible for motor research and development

Hung Cheung Fan, Frances, Senior Manager of Operation.  Miss Hung joined Sun Motor in 1988 and she has extensive experience in Production Planning and Purchasing.

Wong Kwong Ling, Eric, Financial Controller.  From 1991 to 1994, Mr. Wong was Finance and Administration Manager for CASTIC-SMP Machinery Corporation Limited.  From 1994 to 1997, Mr. Wong was Finance Manager for China North Industries Investment Management Limited.  From 1997 to 2000, Mr. Wong was Accounting Manager for Texwood Group.  From 2000 to 2004, Mr. Wong was Financial Controller/Shared Services Manager - Business for The Optical Centre Co Limited/OPSM HK Limited.  He joined Sun Motor in June 2004.   He holds a Bachelor of Business Administration degree from the Chinese University of Hong Kong, a Post-graduate Diploma in Accounting and Financial Management from University of New England in Australia and a Master of Business Administration degree from Heriot-Watt University in the United Kingdom.  He is a CPA Member of Australian Society of Certified Practicing Accountants and Hong Kong Institute of Certified Public Accountants.

Other than there is no family relationship between any of our current and proposed officers and directors.   There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT FOLLOWING THE SHARE EXCHANGE

We currently have 136,010,794 shares of our common stock issued and outstanding prior to the reverse split after which there will be 4,800,000 shares of common stock issued and outstanding.  Pursuant to the terms of the Share Exchange, we anticipate that 70,400,000 shares of our common stock will be issued to Bestip ’s shareholders will result in approximately 75,200,000 post split shares of our common stock outstanding after giving effect to the Share Exchange.

APPROVAL OF THE SHARE EXCHANGE WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY BESTIP 'S MANAGEMENT AND THE ASSUMPTION OF BESTIP 'S OPERATIONS AND LIABILITIES.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Share Exchange and the reverse split by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Ever Top Financial Corporation	66,176,000	73.92%
Common Stock	SAOF No. 3 Limited	4,224,000	5.28%
Common Stock	All officers and directors as a group	70,400,000	79.20%

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and generally includes voting or investment power with respect to securities.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Bestip ’s common stock shown as beneficially owned by him.

Interests of Directors, Executive Officers and Principal Stockholders in the Share Exchange

Some of the directors and executive officers of Bestip have interests in the Share Exchange that are different from, or are in addition to, the interests of their shareholders.  These interests include positions as directors or executive officers of Lion Capital Holdings following the Share Exchange, potential benefits under employment or benefit arrangements as a result of the Share Exchange, and potential severance and other benefit payments in the event of termination of employment following the Share Exchange.  On December 10, 2004, Bestip’s directors, executive officers and their affiliates owned approximately 100% of Bestip common stock entitled to vote on adoption of the Share Exchange Agreement.  The board of Lion Capital Holdings was aware of these interests and considered them in approving the Share Exchange.

Anticipated Operations Following the Share Exchange

Description of Bestip’s Business.   Bestip Development International Limited (“Bestip”) is a Hong Kong based company incorporated in the British Virgin Islands, and engaged in the business of manufacturing and trading of electric motors for toys and electrical appliances.  Bestip is controlled by two shareholders, Ever Top Financial Corporation and SAOF No. 3 Limited which own 100% of the issued and outstanding shares of capital stock of Bestip.

BESTIP DEVELOPMENT INTERNATIONAL LIMITED

Background

Bestip Development International Limited (“Bestip” or the “Company”) was incorporated in the British Virgin Islands on [April 1994] by Mr. Shi Kai Biu, Simon as the investment holding company of the Sun Motor Technology Group (“Sun Motor” or the “Group”), an unregistered name but well represented the group in the market. The Group was established in 1983 by the founder, Mr. Shi Kai Biu, Simon. Bestip directly or indirectly owns and controls 100% ordinary shares of 12 subsidiaries except 10% of Sun Motor Manufactory Company Limited and 0.01% of Fuvanka Industries Limited. Among the 12 subsidiaries, Sun Motor Industrial Company Limited, Sun Motor Manufactory Company Limited, Sun Motor Precision Products Limited and Sun Motor OEM Company Limited, as of closing, in addition to the class of ordinary shares, have non-voting deferred shares1 issued and outstanding and none of which is held by the Company. Bestip, through its subsidiaries, designs, manufactures and markets the micro motor. Since 1990, Sun Motor had been recognized to be one of the global leaders in term of production yields of micro motor for the application of toy products. Currently, the products of Sun Motor are widely used in consumer and business product applications including automobile components, home appliances, power tools, multimedia, personal care, and business equipment.  The products are sold either under the trade name "Sun Motor" and Original Equipment Manufacturing basis.

Revenue

As of March 31, 2004, Bestip had more than 600 active customers. The top 10 customers accounted for 53% of the total annual revenue. No single largest customer accounted for more than 10% of Bestip’s revenue for the financial year ended March 31, 2004. The receivable turnover was approximately 94 days. Geographically, Bestip’s customers spread nearly over the world, including China, Europe, Hong Kong, Japan, Taiwan and United States etc. The geographical breakdown was approximately 50% Hong Kong,  27% Japan,  3.5% United States and  19.5 % others. In term of products, AC Motors and DC Motors (both defined as below) accounted for 29% and 71% of the total revenue for year ended March 31, 2004.

Cost of Sales

Bestip’s cost of sales mainly comprises raw material, manufacturing overhead and labor. For the year ended of March 31, 2004, the breakdown of cost of sales is 74% raw material, 16% manufacturing overhead and 10% labor. Steel and copper are the major raw material used in the range of micro motors produced by the Group. Steel and copper accounted for approximately 36% and 26% of the total raw material cost respectively for the year ended March 31, 2004. Bestip was inevitably impacted by the recent rising in global steel and copper prices for the year ended March 31, 2004. For the full year ended March 31, 2004, the Company’s average cost of steel and copper increased by about 20% and 30% respectively. While it is impossible to completely shield the Company from raw material price fluctuations, Bestip continues to exercise an intensive operational control to minimize such impact.

Manufacturing Capacity and facilities

Bestip’s production facilities locate in five manufacturing plants across Guangdong province in China with the total area of 495,000 square feet. The aggregate production capacity is approximately 215 million pieces per year. To continuously maintain the best product quality, Bestip keeps upgrade and invest in machinery and equipment. All of its manufacturing plants are equipped with highly efficient machineries and equipments from United States, Germany, Japan and Taiwan.

Quality and Reliability

Bestip persistently steers for improvement in quality and reliability. This is reflected in Bestip’s having been awarded ISO9000, QS9000 and ISO14000 certificates. Engineers from Europe and Japan are employed by Bestip respectively to provide tailor-made and international standard quality products to its global customers. Altogether, these efforts will ensure Bestip’s continued commitment to high standard of quality and product assurance.

Products of the Company

Bestip, through its subsidiaries, principally engages in the business of design, manufacturing and marketing of micro motor. Micro motor is a category of motor typically applied to consumer and business products. Motors are the devices that provide the actual speed and torque in a drive system.  Basically, motors can be categorized into AC Motors and DC Motors.

AC Motors

Bestip produces a very wide class of AC Motors (alternating current), including single-phase, universal, induction, synchronous and gear motor types. The magnetic field, generated by AC motors, is produced by an electromagnet powered by the same AC voltage as the motor coil. There are many advantages in the use of AC Motors aside from the wide availability of AC power. In general, AC Motors cost less than DC Motors. Some types of AC Motors do not use brushes or commutators. This eliminates many problems of maintenance and wear, and also eliminates the problem of dangerous sparking.  They are also particularly well suited for constant-speed applications. This is because its speed is determined by the frequency of the AC voltage applied to the motor terminals.

There are two distinct types of AC Motors, synchronous and induction.  A synchronous motor consists of a series of three windings in the stator section with a simple rotating area. A current is passed through the coil, generating torque on the coil. Since the current is alternating, the motor will run smoothly only at the frequency of the sine wave. This allows for constant, unvarying speed from no load to full load with no slip.

Induction motors are the more common of the two motor types. They use electric current to induce rotation in the coils rather than supplying the rotation directly.   Induction motors  use shorted wire loops on a rotating armature and obtain their torque from currents induced in these loops by the changing magnetic field produced in the field coils.

DC Motors

DC Motors are configured in many types and sizes, including brushed, brushless and gear motor types. DC Motors consists of a rotor and a permanent magnetic field stator. The magnetic field is maintained using either permanent magnets or electromagnetic windings. DC Motors are most commonly used in variable speed and torque applications.

Brushed DC motors have built-in commutation, meaning that as the motor rotates, mechanical brushes automatically commutate coils on the rotor. Brushless DC motors use an external power drive to allow commutation of the coils on the stator. Brush-type motors are used when cost is a priority, while brushless motors are selected fulfill specific requirements, such as maintenance-free operation, high speeds, and hazardous environments where sparking could be dangerous.

DC gear motors are configured in many types and sizes. A DC gear motor consists of a rotor and a permanent magnetic field stator and an integral gearbox or gearhead. The magnetic field is maintained using either permanent magnets or electromagnetic windings. DC Motors are most commonly used in variable speed and torque applications.

Product Application

Bestip’s AC Motors and DC Motors can be widely applied to most of the motive consumer and business products. The applications can be classified as Home Appliances, Business Equipment, Personal Care Products, Industrial Use Products and Audio Visual Products. The followings show the illustration of products by such classification.

Category	Applications
Home Appliance	Can openers, electric knives, blenders, juice extractors, slicers, mixers, coffee makers, fans and vacuum sealers
Business Equipment	Printer products, shredders, copiers and vending machines
Personal Care Products	hair dryers, massagers, shavers, hair trimmer, tooth brushes and toys
Industrial Use Products	Power tool, screw drivers, ice shaving machine, exhaust fan, sewing machine and range hood
Audio Visual Products	Game controller and CD/VCD/DVD player spindle
Automotive	Doorlock, flap actuator, washer pump, mirror adjuster, Head Lamp adjuster

Competition

As the micro motor was widely applied into every commercial product that requires motive power, the market size is enormous and competitive. The industry is fragmented and attributed by many small and medium size producers over world, particular in Asia, e.g. China, Hong Kong, Japan and Taiwan etc., although two largest companies, namely Mabuchi Motor Co., Ltd. in Japan and Johnson Electric Holdings Limited in Hong Kong, have been ranked to be the top two players by sales turnover. In term of competition, the challenge of Bestip is to consolidate the market share from the fragmented market in the low-end micro motor as well as capturing high-end markets from top two market players by offering wide range of products at competitive price and superior customer services.

Employees

As of March 31, 2004, Bestip had 4,023 employees. Of the 4,023 employees, 40 employees are in sales and marketing, 104 are in R&D and engineering, 3,599 are in production, 38 are in material control and purchasing, 242 are in accounting and administration.  Bestip always regards the human resource as the most important assets of the Group. Among the whole group, 141 staffs including senior management are engineers, professional or university graduate.

Government regulations.  Bestip's activities are subject to various governmental laws and regulations concerning business activities generally.  Bestip believes it is in compliance with all applicable laws and regulations.

Research and development.  Bestip is consistently engaged in research and development activities. Bestip anticipates conducting such activities for the foreseeable future.

Executive Compensation. Bestip has one employee whose annual compensation exceeds US $60,000 per year.  That individual is Mr. Shi Kai Bon

Facilities.  Bestip’s administrative offices are located at Block B, G/F, Prince Industrial Building 106 King Fuk Street, San Pao Kong, Kowloon, Hong Kong; these facilities measure approximately 6,500 square feet.  Bestip believes its office space is adequate for its purposes for the next twelve to eighteen months.  Bestip has a total of approximately 495,000 square fee of manufacturing space in 5 separate facilities in Mainland China.

In addition, Bestip also leases the following premises [through the Process Arrangement or its wholly owned foreign enterprise] in China for manufacturing and production.

1.

Gong Ming Plant 1 of approximately 70,000 square feet located at Third Industrial District, Gong Ming Town, Baoan District, Shenzhen, P.R.C.;

2.

Gong Ming Plant 2 of approximately 92,000 square feet located at 8 Nan Huan Road, Gong Ming Town, Baoan District, Shenzhen, P.R.C.;

3.

Feng Gang Plant of approximately 220,000 square feet located at [Jin Feng Huang Industrial District, Feng Gang District, Dong Guan, Guangdong, P.R.C.;

4.

Zhao Qing Plant of approximately 70,000 square feet located at 526073 Industrial Blvd., Chen Guang Industrial District, Guang Li Village, Din Hu District, Zhao Qing, Guangdong, P.R.C.; and

5.

Xing Feng Plant of approximately 43,000 square feet located at 44 Xi Ling Road, Fend Cheng Zhen, Xin Feng Xuan, Zhao Guan Shi, Guangdong, P.R.C.

Legal Proceedings.  From time to time, Bestip may be involved in litigation relating to claims arising out of our operations in the normal course of business.  Bestip currently is not a party to any legal proceedings, the adverse outcome of which, in its management’s opinion, individually or in the aggregate, would have a material adverse effect on its results of operations or financial position.

Anticipated Liquidity and Capital Resources Following the Share Exchange

We will assume Bestip’s assets and liabilities following the Share Exchange.

Bestip ’s management anticipates that after giving effect to the Share Exchange, substantial additional capital may be required to implement its business plan in excess of its cash on hand and borrowings from banks which have been limited.  However, there can be no assurance that management will be successful.  If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock.  There can be no assurance that additional financing will be available on terms favorable to us or at all.  If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures.  Such inability could harm our business, results of operations and financial condition.

What We Need to Do to Complete the Share Exchange

Lion Capital Holdings and Bestip will complete the Share Exchange only if the conditions set forth in the Share Exchange Agreement are satisfied or, in some cases, waived.  These conditions include:

•

the approval and adoption of the Share Exchange Agreement by the requisite vote of the Board of Directors of Lion Capital Holdings and Bestip  and other parties;

•

no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Share Exchange;

•

accuracy of each company’s representations and warranties;

•

performance by each company of its obligations under the Share Exchange Agreement; and

•

the mailing of this information to all Lion Capital Holdings stockholders as of the record date.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Proxy Statement contain certain “forward-looking” statements of management of Lion Capital Holdings.  Forward-looking statements are statements that estimate the happening of future events are not based on historical fact.  Forward-looking statements may be identified by the use of forward-looking terminology, such as “may,” “shall,” “could,” “expect,” “estimate,” “anticipate,” “predict,” “probable,” “possible,” “should,” “continue,” or similar terms, variations of those terms or the negative of those terms.  The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable.  Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment.  To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements.  We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

FINANCIAL AND OTHER INFORMATION

Lion Capital Holdings Audited Financial Statements

The financial statements of Lion Capital Holdings as of September 30, 2004 and September 30, 2003 and are contained in Lion Capital Holdings’ Report on Form 10-QSB for the period ended September 30, 2004 which is included in this document as Exhibit D.  These financial statements are not audited.  You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

Bestip Unaudited Financial Statements

The financial statements of Bestip Development International Limited (“Bestip”) for the periods ending March 31, 2003 and March 31, 2004 are attached hereto as Exhibit E. These statements were prepared by Bestip’s certified public accountants, PKF in Hong Kong, China.

Summary Financial Information

The following gives a summary of the most recent unaudited balance sheet data of Lion Capital Holdings as of December 3, 2003 and (2) the unaudited statements of operations data of Lion Capital Holdings for the nine months ended September 31, 2004.

Income Statement	Lion Capital Holdings Nine month period ending September 2004	Lion Capital Holdings Year ending December 31, 2003
	$	$
Income	84,000	175,615
Gross Profit (Operating Loss)	94,000	147,434
Net Loss	(313,947)	(616,160)
Net Loss Per Share	(0.00)	0.01

Balance Sheet	September 30, 2004	December 31, 2003
	$	$
Total Assets	4,750	32,472
Total Liabilities	2,319,437	2,326,188
Shareholders' Equity (Deficit)	(2,318,962)	(2,293,716)

The following gives a summary of the most recent audited balance sheet data of Bestip for the period ended March 31, 2004 and (2) the audited statements of operations data of Bestip for the period ended March 31, 2004.

Income Statement	Bestip Period ended March 31, 2004	Equivalent in US$
	HK$
Net Sales	310,654,072	39,965,957
Net Profit	8,386,340	1,078,911
Dividend paid	0	0
Net Profit Per Share	83,863	10,789

Balance Sheet

Total Assets	274,659,699	35,335,245
Total Liabilities	175,723,687	22,607,028
Shareholders' Equity	97,500,478	12,543,534

(1) based on the exchange rate of 1 HKD = 0.128651 USD as reported on December 14, 2004 on XE.com.

This information is only a summary. You should also read the historical information, management’s discussion and analysis and related notes of Lion Capital Holdings contained it its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the nine month period ended September 30, 2004, which are incorporated by reference into this document and the historical financial statements, management’s discussion and analysis and related notes for Lion Capital Holdings contained elsewhere in this document.

We are providing above financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Lion Capital Holdings will be once the Share Exchange is concluded.

ADDITIONAL INFORMATION

Lion Capital Holdings will furnish without charge to any stockholder, upon written or oral request, any documents filed by Lion Capital Holdings pursuant to the Securities Exchange Act.  Requests for such documents should be addressed to Lion Capital Holdings, Inc., 6836 Bee Caves Road, Suite 242

Austin, Texas 78746.  Documents filed by Lion Capital Holdings pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

DISSENTERS’ RIGHTS

As an owner of Lion Capital Holdings common stock, you have the right to dissent from this Share Exchange and obtain cash payment for the “fair value” of your shares, as determined in accordance with the Delaware Corporations Code (“DCC”).  Below is a description of the steps you must take if you wish to exercise appraisal rights with respect to the Share Exchange under Delaware appraisal rights statute.  The text of the statute is set forth in Exhibit C.  This description is not intended to be complete.  If you are considering exercising your appraisal rights, you should review Delaware Corporations Code section 262 carefully, particularly the steps required to perfect appraisal rights.  Failure to take any one of the required steps may result in termination of your appraisal rights under Delaware law.  If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

•

before the effective date of the share exchange, deliver written notice to us at Lion Capital Holdings, Inc., 6836 Bee Caves Road, Suite 242, Austin, Texas 78746, Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the Share Exchange is completed; and

•

not vote your shares in favor of the Share Exchange, either by proxy or in person.

If you satisfy those conditions, we will send you a written dissenter’s notice within 10 days after the Share Exchange is effective.  This dissenter’s notice will:

•

specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•

inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;

•

supply a form of payment demand that includes the date the Share Exchange was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•

set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the appraisal notice is delivered; and

•

provide you a copy of Delaware’s appraisal rights statute.

After you have received a dissenter’s notice, if you still wish to exercise your appraisal rights, you must:

•

demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•

certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice; and

•

deposit your certificates, if any, in accordance with the terms of the dissenter’s notice.

Failure to demand payment in the proper form or deposit your certificates as described in the dissenter’s notice will terminate your right to receive payment for your shares pursuant to Delaware’s appraisal rights statute.  Your rights as a stockholder will continue until those rights are canceled or modified by the completion of the Share Exchange.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Share Exchange until the date of payment).  The payment will be accompanied by:

•

our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•

an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•

information regarding your right to challenge the estimated fair value; and

•

a copy of Delaware’s appraisal rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice.  If we withhold payment, after the consummation of the Share Exchange, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand.  The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of appraisal rights to demand payment under Delaware Corporations Code Section 262.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours.  You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the Court of Delaware to determine the fair value of the shares and the accrued interest.  If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands.  All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•

the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

•

the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed.  Attorney fees will be divided as the court considers equitable.

Failure to follow the steps required by the Delaware Corporations Code section 262 for perfecting appraisal rights may result in the loss of such rights.  If appraisal rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the Share Exchange agreement.  In view of the complexity of the provisions of Delaware’s appraisal rights statute, if you are considering objecting to the Share Exchange you should consult your own legal advisor.

Exhibit A

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is dated as of September 23, 2004, by and between Lion Capital Holdings, Inc., a Delaware company (the "Company") and Ever Top Financial Corporation and SAOF No. 3 Limited (collectively, the "Shareholder").

RECITALS

WHEREAS, the Shareholder owns 100% of the issued and outstanding ordinary shares of the capital stock of Bestip Development International Ltd. ("Bestip"), a British Virgin Islands company, which owns 100% ordinary shares of a group of companies engaged in the business of manufacturing and distributing micro motors except 10% ordinary shares of Sun Motor Manufactory Company Limited and 0.01% ordinary shares of Fuvanka Industries Limited are owned by the minority shareholders as disclosed in Schedule 1 (the "Business").

WHEREAS, the Company is a publicly held US corporation incorporated in the State of Delaware whose common stock is quoted on the NASD Over-the-Counter Bulletin Board ("OTCBB") under the symbol "LCHI", which as of the date of this Agreement has no substantial business operations.

WHEREAS, the Company desires to acquire all of the issued and outstanding shares of Bestip, consisting of 100 ordinary shares of US$1.00 par value each (the "Bestip Shares"), and the Shareholder desires to exchange the Bestip Shares for 35,200,000 new shares of common stock in the Company, constituting approximately 88% of the issued outstanding capital stock of the Company on a fully diluted basis.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties agree as follows:

1.

EXCHANGE OF THE BESTIP SHARES

1.1

Bestip Shares Being Exchanged.  Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 1.3 herein), the Shareholder shall assign, transfer and deliver to the Company the Bestip Shares.

1.2

Consideration.  Subject to the terms and conditions of this Agreement, and in consideration of the assignment and delivery of the 100 ordinary shares of Bestip to the Company, the Company shall on the Closing Date and after a share consolidation of 40 to 1 issue and deliver to (i) Ever Top Financial Corporation and/or its designee(s), and Ever Top Financial Corporation and/or its designee(s) shall acquire and accept from the Company, 33,088,000 new shares of the common stock of the Company, (ii) SAOF No. 3 Limited and/or its designee(s), and SAOF No. 3 Limited and/or its designee(s) shall acquire and accept from the Company, 2,112,000 new shares of the common stock of the Company (collectively, the "Consideration"), and (iii) Orient Financial Services Ltd. and/or its designee(s) shall acquire and accept from the Company, 2,400,000 new shares of the common stock of the Company, which as at the Closing Date shall equal approximately 82.72%, 5.28% and 6% respectively of the issued and outstanding shares of the Company on a fully diluted basis after taking into account such issuance and the shares issued or issuable under the Company's share option plan.

1.3

Time and Place of Closing.  The closing of the transaction contemplated by this Agreement (the "Closing") shall take place at the offices of Heller, Ehrman White & McAuliffe, on or before November 30, 2004 or as close thereto as possible, or such other date, place and time as mutually agreed upon (the "Closing Date").  At the Closing, the Company will deliver to the Shareholder and Orient Financial Services Ltd. the share certificates representing the Consideration and as set forth in this Agreement, against delivery of the share certificates representing the Bestip Shares by the Shareholder described in Section 1.2. The Consideration shall be registered in the Shareholder's and Orient Financial Services Ltd.'s name. The Bestip Shares shall be registered in the Company's name.

1.4

Method of Closing.  The method of closing shall require the parties to satisfy the conditions specified in Section 6.1.

2.

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

Each of the Shareholder represents and warrants to the Company, severally and not jointly, as follows as of the date hereof and as of the Closing Date:

2.1

Organization.  Bestip is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

2.2

Ownership.

(A)

All of the issued and outstanding shares of Bestip are duly authorized, validly issued, fully paid and non assessable.

(B)

Bestip is the owner of the Business. The Shareholder will deliver to the Company the financial statements audited in accordance with US GAAP by a SEC qualified accounting firm for Bestip for the year ended March 2004.

(C)

Bestip, through its subsidiaries, designs, manufactures and markets micro motors.  The products of Bestip are used in consumer and business product applications including automobile components, home appliances, power tools, multimedia, personal care, and business equipment.  The products are sold under the trade name "Sun Motor" and Original Equipment Manufacturing basis.

2.3

Litigation.  Except as disclosed to the Company, there is no litigation, proceeding or investigation pending or threatened against Bestip materially affecting any of its properties, subsidiaries, or assets, or any of its officers, directors, or stockholders or consultants that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of Bestip or its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

2.4

Title to Assets.  Bestip has good and marketable title to all of its assets and properties now carried on its books.

2.5

No Conflict.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any term or provision of, or constitute a default under, the Memorandum and Articles of Association of Bestip or any agreement, contract or instrument to which Bestip is a party or by which it or any of its assets is bound.

2.6

Authority.  The Shareholder has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Shareholder and no other corporate proceedings on the part of Bestip and/or the Shareholder are necessary to authorize this Agreement and the transactions contemplated hereby.

3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Shareholder as follows as of the date hereof and as of the Closing:

3.1

Organization.

(A)

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as presently conducted; and is qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect on the business of the Company.

(B)

The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(C)

The copies of the Certificate of Incorporation of the Company, as certified by the Secretary of State of Delaware, and the Bylaws of the Company currently on file are complete and correct copies of the Articles of Incorporation and the Bylaws of the Company as amended and in effect on the date hereof.

(D)

All of the issued and outstanding shares of the Company are duly authorized, validly issued, fully paid and non assessable, and are free and clear of all liens, charges, claims, security interests or other encumbrances.

3.2

Capitalization of the Company.  The authorized capital stock of the Company immediately prior to a share consolidation of 40 to 1 and prior to giving effect to the transactions contemplated hereby consists of 150,000,000 authorized shares of common stock, of which a total of 96,000,000 shares were issued and outstanding.  Prior to the Closing, a consolidation of 40 to 1 will take place and all outstanding share option under existing share option plan will be cancelled. After the share consolidation and at the closing, the authorized capital stock of the Company shall remain at 150,000,000 shares and at the Closing, 33,088,000 new shares (representing 82.72% fully diluted post Closing) will be issued to Ever Top Financial Corporation and/or its designees and/or assigns, 2,112,000 new shares (representing 5.28% fully diluted post Closing) will be issued to SAOF No. 3 Limited, representing the Consideration for the Company’s acquisition of the Bestip Shares, and 2,400,000 new shares (representing 6% fully diluted post Closing) will be issued to Orient Financial Services Ltd. and/or its designees and/or assigns, resulting in total issued and outstanding shares immediately post-consolidation and post-Closing of 40,000,000.  All issued and outstanding shares are duly authorized, validly issued, fully paid and non-assessable, and at the Closing the Consideration will be duly authorized, validly issued, fully paid and non-assessable.  Except for the above described shares and the Company's share option plan, there are no outstanding shares of capital stock or other securities or other equity interests of the Company or rights of any kind to acquire such stock, other securities or other equity interests.

3.3

Authority.  The Company has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein.  The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the issuance of the Company shares in accordance with the terms hereof, have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, the transactions contemplated hereby and the issuance of the Consideration in accordance with the terms hereof.

3.4

Liabilities.   The Company is not subject to any material undisclosed liability or obligation of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due.  As of the Closing, the Company shall have no liabilities, contingent or otherwise.

3.5

Litigation.  There is no claim, dispute, action, litigation, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company affecting any of its properties or assets, or, to the knowledge of the Company, against any officer, director, or stockholder of the Company that might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any of its properties or assets, or that might call into question the validity of this Agreement, or any action taken or to be taken pursuant hereto.

3.6

Title to Assets.  The Company has good and marketable title to all of its assets and properties now carried on its books including those reflected in the balance sheet contained in the Company's financial statements, free and clear of all liens, claims, charges, security interests or other encumbrances.

3.7

Contracts and Undertakings.  The Company (including any of its subsidiaries) has no contracts, agreements, leases, licenses, arrangements, commitments and other undertakings (collectively "Contracts") to which the Company or any such subsidiary is a party or by which it or its property is bound that have not been disclosed in writing to the Shareholder.  The Company is not in material default, or alleged to be in material default, under any Contract and, to the knowledge of the Company, no other party to any Contract to which the Company is a party is in default thereunder nor, to the knowledge of the Company, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such Contract.

3.8

No Conflict.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any term or provision of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or any agreement, contract or instrument to which the Company is a party or by which it or any of its assets are bound.

3.9

Accuracy.  Neither this Agreement nor any other agreement, document, certificate or written or oral statement furnished to the Shareholder by or on behalf of the Company in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or when taken as a whole omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

3.10

Financial Statements.  The financial statements of the Company (the "Financial Statements") set forth in its public filings (a) were prepared in accordance with the books and records of the Company; (b) were prepared in accordance with U.S. generally accepted accounting principles consistently applied; and (c) are accurate and fairly present the Company's financial condition and the results of its operations as of the relevant dates thereof and for the periods covered thereby.

3.11

Compliance with Law.  The Company has in all material respects complied with and it is now in all material respects in compliance with, all Federal and State laws applicable to the Company (including without limitation federal and state securities laws).

3.12

Trading on OTCBB.

  As of the date hereof and the Closing Date, the Company’s common stock is and will be quoted for trading on the OTCBB, and the Company has received no notice that the Company’s common stock is not eligible for quotation.

3.13

Reporting Company Status.  The Company’s common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company files reports with the US Securities and Exchange Commission (the "Commission") pursuant to Section 12(g) of the Exchange Act.  The Company has complied in all material respects with the filing requirements under either Section 13(a) or 15(d) of the Exchange Act and the applicable rules and regulations of the Commission promulgated thereunder.

3.14

SEC Documents, Financial Statements.  The Company has filed all reports, schedules, forms and statements required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (the "SEC Documents").  As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles ("US GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods covered thereby (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.15

Taxes.  Other than the tax returns for 2002 and 2003, which shall be filed by the Company before the Closing, all applicable tax returns required to be filed by the Company and each of its subsidiaries (including the tax returns for 2002 and 2003) have been prepared and filed in compliance with all applicable laws and were true, correct and complete in all material respects when filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, required to be paid by the Company or its subsidiaries have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a material adverse effect.  All amounts required to be withheld by the Company or any of its subsidiaries from employees for income, social security and other payroll taxes have been collected and withheld and have either been paid to the appropriate agency, set aside in accounts for such purpose or accrued and reserved upon the books and records of the Company or the appropriate subsidiary.  There were no tax liens on any of the Company’s or its subsidiaries’ assets that arose in connection with the failure, or alleged failure, to pay any taxes except for liens for taxes not yet due and payable.  No taxing authority is asserting or threatening to assert against the Company or any of its subsidiaries any deficiency or claim for additional taxes and no tax return of Company or any of its subsidiaries is currently under audit by any tax authority.  The provision for taxes on the Company Balance Sheet adequately reflects all tax liabilities in accordance with U.S. generally accepted accounting principles

4.

COVENANTS AND AGREEMENTS OF THE PARTIES EFFECTIVE PRIOR TO CLOSING

4.1

Spin-off; Corporate Examinations and Investigations.  Prior to the Closing, the Company will spin-off all of its existing business operations and assets and will deliver to the Shareholder its financial statements which will show that it has zero assets and zero liabilities at the Closing. Prior to the Closing, the Shareholder shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of the Company as the Shareholder may request.  In order that the Shareholder may have the full opportunity to do so, the Company shall furnish the Shareholder and its representatives during such period with all such information concerning the affairs of the Company as the Shareholder or its representatives may reasonably request and cause the Company's officers, employees, consultants, agents, accountants and attorneys to cooperate fully with the Shareholder or its representatives in connection with such review and examination and to make full disclosure of all information and documents requested by the Shareholder and/or its representatives.  Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at the Company's premises, with copies thereof to be provided to the Shareholder and/or its representatives upon request.

4.2

Cooperation; Consents.  Prior to the Closing Date, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or a license or permit from which is required for the consummation of the transactions contemplated by this Agreement and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

4.3

Conduct of Business.  From the date hereof through the Closing, the Company shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct as of the Closing as if made at and as of the Closing, (ii) not enter into any transaction not envisioned or required by this transaction, or incur any liability, without first obtaining the written consent of the Shareholder, and (iii) file or cause to be filed promptly and prior to their deadlines, all SEC Documents described in Section 3.14 above.  Without the prior written consent of the Shareholder, except as expressly set forth herein, the Company shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue as of the Closing.

4.4

Notice of Default.  From the date hereof through the Closing, each party hereto shall give to the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties contained herein.

4.5

Publicity.  Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

5.

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

All representations, warranties and covenants of the Company and the Shareholder contained herein shall survive the consummation of the transactions contemplated herein and remain in full force and effect for a period of 4 years.

6.

CONDITIONS TO CLOSING

6.1

Conditions to Obligation of the Shareholder.  The obligations of the Shareholder under this Agreement shall be subject to each of the following conditions:

(A)

Representations and Warranties of the Company to be True.  The representations and warranties of the Company herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  The Company shall have performed in all material respects all obligations and complied in all material respects, to its actual knowledge, with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.  The Shareholder does not need to close if the Company has any liability.

(B)

No Legal Proceedings; Filing of Tax Returns.  No injunction or restraining order shall be in effect prohibiting this Agreement, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the transactions contemplated by this Agreement.  The Company has filed its tax returns for 2002 and 2003 and has delivered copies of same to the Shareholder.

(C)

Statutory Requirements.  All statutory requirements for the valid consummation by the Company of the transactions contemplated by this Agreement shall have been fulfilled.  All authorizations, consents and approvals of all governments and other persons required to be obtained in order to permit consummation by the Company of the transactions contemplated by this Agreement shall have been obtained (including without limitation board of directors and shareholder approvals required by Delaware State statutes, as applicable).

(D)

Director Resignation.  Prior to the Closing, all of the directors and officers of the Company shall have submitted their contingent resignations to Heller Ehrman, to be held in escrow and to become effective at the Closing.  All resignations shall contain a statement that each of the directors and officers release any all claims, for salaries, benefits or otherwise, against the Company.

(E)

Delivery of Reviewed Financial Statements; Legal Opinion.  The Company has delivered to the Shareholder its reviewed financial statements which will show that it has zero assets and zero liabilities as of Closing and such reviewed financial statements shall be prepared in accordance with US GAAP by certified public accountants acceptable to the Shareholder. The Company’s legal counsel has delivered to the Shareholder a legal opinion, in form and substance satisfactory to the Shareholder and its legal counsel, confirming, inter alia, the financials contained in the reviewed financial statements, the termination or cancellation of all litigation and business contracts and declarations or settlement agreements from all relevant counter parties as to the absence of any claim against the Company.

(F)

Trading on OTCBB.  The Company’s common stock shall be currently quoted for trading on the OTCBB and the Company shall have received no notice that the Company’s common shares are not eligible for quotation.

(G)

Shareholder Agreements. The insider shareholders and shareholders owning 5% or more of the Company's common stock shall have executed a mutually agreed agreement with respect to certain matters.

(H)

Spin off of Business.  Prior to the Closing, the Company will spin off its existing business operations and assets, such that at Closing, the Company has no business operations, assets, cash and cash equivalents, and no outstanding claims, liens, liabilities in relation to the existing business operations of the Company whatsoever.

(I)

Officer’s Certificate.  The Company has delivered the Shareholder a certificate, which will be in full force and effect, executed by its Chief Executive Officer confirming that the conditions set forth in Section 6.1 (A), 6.1 (B), 6.1 (C), 6.1 (D), 6.1 (F), 6.1 (G) and 6.1 (H) have been duly satisfied.

6.2

Conditions to Obligations of Company.  The obligation of the Company under this Agreement shall be subject to the following conditions:

(A)

Representations and Warranties of the Shareholder to be True.  The representations and warranties of the Shareholder herein contained shall be true in all material respects as of the Closing, and shall have the same effect as though made at the Closing; and the Shareholder shall have performed in all material respects all obligations and complied in all material respects, with all covenants and conditions required by this Agreement to be performed or complied with by them prior to the Closing. Further, if audited financial statements for Bestip for the year ended March 31, 2004 are not available before the Closing, the Shareholder shall represent that the audit of Bestip shall reflect net assets of not less than US$8,000,000, gross revenue of not less than US$38,000,000 and net after tax income of not less than US$1,000,000, which audit shall be prepared in accordance with US GAAP by PKF, certified public accountants or other auditors acceptable to both parties.

(B)

No Legal Proceedings.  No injunction or restraining order shall be in effect, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before the court to restrain or prohibit the transactions contemplated by this Agreement.

(C)

Statutory Requirements.  All statutory requirements for the valid consummation by the Shareholder of the transactions contemplated by this Agreement shall have been fulfilled. All authorizations, consents and approvals of all governments and other persons required to be obtained in order to permit consummation by the Shareholder of the transactions contemplated by this Agreement shall have been obtained.

7.

INDEMNIFICATION.

7.1

Indemnification.

 The Company shall indemnify and hold harmless the Shareholder and the officers, partners, directors, employees, agents, successors and assigns of the Shareholder (the "Shareholder Indemnified Parties"), from any loss, damage, liability, or expense (including, without limitation, expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding against any thereof) incurred or suffered by the Shareholder Indemnified Parties, and arising out of or resulting from a breach of the representations and warranties provided in Section 3 hereto.

7.2

Notice and Defense.

The Company and the Shareholder shall promptly notify each other of any claim, suit or demand of which the notifying party has actual knowledge that entitles the Shareholder to indemnification under this Article 7 (the date that the notifying party receives actual knowledge of the claim, suit or demand, shall be the “Actual Knowledge Date”); provided, however, that, in any event, the notifying party shall so notify the other party on or before the expiration of thirty (30) days from the Actual Knowledge Date.  The failure of the notifying party to give such notice on or before the expiration of thirty (30) days from the Actual Knowledge Date shall affect the liability of Company, as the indemnifying party, only if and to the extent that such failure prejudiced the Shareholder, as the indemnifying party.

(A)

The Company, as the indemnifying party, shall have fifteen (15) days from the date notice of the indemnification claim is received to notify the Shareholder, as the party seeking indemnification, if the Company  disputes its liability with respect to such claim or demand.  If the Company, as the indemnifying party, disputes its liability with respect to such claim or demand, such dispute shall be settled by arbitration before three arbitrators pursuant to the Commercial Arbitration Rules of the American Arbitration Association.  Arbitration may be commenced at any time by the Company, as the indemnifying party or the Shareholder, as the person seeking indemnification, by giving written notice to the other party to the dispute that such dispute has been referred to arbitration pursuant to the terms of this Section 7.2.  Each of Company and the Shareholder shall select one (1) arbitrator within ten (10) days after the date of the arbitration notice, and those two (2) arbitrators shall select the third arbitrator.  In the event that the third arbitrator is not selected within twenty (20) days after the date of the arbitration notice, the third arbitrator shall be selected pursuant to the rules of the American Arbitration Association.  Any award rendered by the arbitrators shall be conclusive and binding upon the parties.  This provision for arbitration shall be specifically enforceable by the parties and the decision of the arbitrator in accordance herewith shall be final and binding and there shall be no right of appeal therefrom.  The arbitrators shall assess, as part of their award, the arbitration expenses of the prevailing party and the entire amount of such arbitrators’ costs.  The law to be applied in any arbitral proceeding shall be the law indicated in Section 8.9.  The arbitration shall take place in New York, New York.

(B)

If the liability or damage for which indemnification is sought is asserted by a third party, the Company, as the indemnifying party shall have, at its election, the right to defend any such matter at its sole cost and expense through counsel chosen by it and reasonably acceptable to the other party (provided that the Company as the indemnifying party shall have no such right if it is contesting liability under Section 7.2(a)).  If the Company, as the indemnifying party, so undertakes to defend, the Company shall notify Shareholder of its intention to do so.  The Company, as the indemnifying party, must defend such matter diligently or the Shareholder, as the indemnified party, may assume control of the defense of such matter.  The Company shall not, without the Shareholder’s written consent (such consent not to be unreasonably withheld), settle or compromise any claim or consent to an entry of judgment that does not include, as an unconditional term thereof, a release of the Shareholder as the indemnified party.  The Shareholder agrees in all cases to cooperate with the Company as the defending party and its counsel in the defense of any such liabilities or claims.  The Company, as the defending party, and the Shareholder, as the non-defending party, may be represented by the same counsel unless such representation would be inappropriate due to conflicts of interests between them.  In addition, the Shareholder, as the non-defending party, shall at all times be entitled to monitor and participate in such defense through the appointment of counsel of its own choosing, at its own cost and expense.  In defending a third party claim, the Company, as the indemnifying party, may not take any position that is adverse to the interests of the Shareholder, as the indemnified party, with respect to such claim.

8.

MISCELLANEOUS

8.1

Post Closing.   The parties hereto agree that immediately after the Closing, the name and ticker symbol of the Company will both be changed to reflect the nature and character of the business of Sun Motor and as soon as practicable, the Shareholder will use its best efforts to list the common stock of the Company on either the AMEX or NASDAQ exchange (Small Cap or National Market).

8.2

Expenses of Exchange.   Except as otherwise provided herein, each party shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated herein.  Without limitation, such expenses shall include the fees and expenses of all attorneys, brokers, investment bankers, accountants, agents and finders and other professionals incurred in connection herewith, acting on behalf of such party.  The parties shall indemnify each other against any claims, costs, losses, expenses or liabilities arising from any claim or commissions, finder's fees or other compensation in connection with the contemplated transactions which may be asserted by any person based on any agreement or arrangement for payment by the other party.

8.3

Confidentiality.  The Company agrees to keep secret and confidential all information obtained from the Shareholder pursuant to this Agreement, including the terms and conditions hereof. The Company agrees to take necessary precautions in order to keep secret and confidential such information and to restrict its use outside and beyond the scope of this Agreement without the prior written consent of the Shareholder furnishing such information; provided, however, that the above restrictions shall not apply to information: (a) that is or becomes generally available to the public without breach of this Agreement; (b) that is disclosed to others by the owner of information without any restrictions of confidentiality; (c) that was or becomes known to the recipient without breach of this or any other obligation of confidentiality; (d) that is independently developed by the recipient; or (e) the disclosure of which is required by law or by a court or supervisory authority.

8.4

Notices.  All notices, requests and other communications thereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent to telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, or by Federal Express or other reputable overnight delivery service, in all cases, addressed to:

To the Shareholder:

Mr. Simon Shi Block B, G/F
Prince Industrial Building
106 King Fok Street
San Po Kong
Kowloon
Hong Kong

To the Company:

Mr. Timothy Page Lion Capital Holdings, Inc. 6836 Bee Caves Road Suite 242 Austin, Texas 78746
USA

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgment or other evidence of actual receipt or delivery to the address.  In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three (3) business days thereafter.  Either party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

8.5

Parties in Interest.  Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the parties hereto.

8.6

Entire Agreement; Amendments.  This Agreement contains the entire understanding of the parties with respect to its subject matter.  There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

8.7

Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

8.8

Termination.  In the event that one party’s due diligence determines a materials breach or inaccuracy in the other's representation(s) or other terms of this agreement, the party may terminate its obligations under this agreement by providing written notice of the breach.  If the breach is not cured within 10 calendar days, the agreement is terminated, with no further obligations of the parties.  Notwithstanding anything herein to the contrary, on and after November 30, 2004, either the Company or the Shareholder shall have the right to terminate this Agreement with a ten day written notice to the other party and both the Company and the Shareholder hereby waive any right to claim for damages or losses as a result of such termination.

8.9

Governing Law.  This Agreement shall be subject to New York law and jurisdiction.

SIGNATURE PAGE TO FOLLOW ON THE NEXT PAGE

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as the date first above written.

EVER TOP FINANCIAL CORPORATION

By:
Name:
Title:

SAOF No. 3

By:
Name:
Title:

LION CAPITAL HOLDINGS, INC.

By:
Name:
Title:

Exhibit B

Supplemental To Share Exchange Agreement

Dated as of September 23, 2004

By and Between

Lion Capitol Holdings, Inc., A Delaware Corporation (“LCHI”)

and

Ever Top Financial Corporation, SAOF No. 3 Limited and Bestip Development International, A British Virgin Island Corporation.

This Supplement is intended to modify, correct and represent the current agreement of the parties to the above Share Exchange Agreement (the “Agreement”) respecting various shareholdings of the parties who are signatories to the Agreement and the reverse split ratio and except as set forth specifically hereinbelow all other provisions, conditions, covenants and matters stated therein remain unchanged and as written prior to the date hereof, as follows:

Section 1.2.  (a) The aggregate number of shares that Ever Top Financial Corporation is to receive is 66,176,000 instead of 33,088,000, that SAOF No. 3 Limited is to is to receive is 4,224,000 instead of 2,112,000 and that Orient Financial Services, Ltd., is 4,800,000 instead of 2,400,000 and (b) the share consolidation is 28.3356 to 1 instead of 40 to 1.

Section 3.2.  The figure 96,000,000 is changed to 136,010,794 and new shares to be issued are as follows instead of as stated prior hereto:  to Ever Top Financial Corporation:  66,176,000; to SAOF No. 3 Limited:  4,224,000; to Orient Financial Services, Ltd.:  4,800,000, resulting in total issued and outstanding shares immediately post-consolidation and post-closing of 80,000,000 instead of 40,000,000.

Signed this 10th day of December 2004.

By: ___/s/ Timothy Page___________

By: ____/s/ Shi Kai Biu__________

Name:  ___Timothy Page___________

Name:  ___Shi Kai Biu___________

Title: _____CEO__________________

Title: ____Chairman_____________

Ever Top Financial Corporation

SAOF No. 3 Limited

By:___/s/ Shi Kai Biu______________

By: ___/s/ Tsrix Chan____________

Name:

    Shi Kai Biu_____________

Name: __Tsrix Chan_____________

Title:

__Chairman_______________

Title: ___Associate Director_______

Exhibit C

Delaware Corporations Code § 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

Footnotes

1

According to the Articles of Association of that four respective companies, the holders of non-voting deferred shares shall be subject to the following restrictions:

i.

The holders of non-voting deferred shares shall be entitled to a fixed non-cumulative dividend at the rate of 5% per annum fro any financial year of the Company in respect of which the net profits of the Company available fro dividend (as certified by the auditors of the Company whose decision shall be final and binding) exceed HK$1,000,000,000,000.00.

ii.

On a winding-up the holders of the non-voting deferred shares shall be entitled out of the surplus assets of the respective company to a return of the capital paid up on the non-voting deferred shares held by them respectively after a total sum of HK$1,000,000,000,000.00 has been distributed in such winding-up in respect of each of the ordinary shares of the respective company.

iii.

Except for the conditions specified in (i) and (ii) above, the holders of non-voting deferred shares shall not be entitled to any participation in the profits or surplus assets of the respective company

iv.

The holders of non-voting deferred shares shall not be entitled to receive notice of or attend or vote at any general meeting of the respective company by virtue or in respect of their holdings of such non-voting deferred shares and in respect of any reference in the articles of association to the rights of members as to voting the term “member” shall not include any holder of a non-voting deferred share qua holder of such share.